                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                    JUNE 25, 2004
               -----------------------------------------------------------------

Date of earliest event reported:            JUNE 25, 2004
                                ------------------------------------------------


                             PIONEER COMPANIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                              000-31230                  06-1215192
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                           77002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code       (713) 570-3200
                                                  ------------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 25, 2004, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release reporting on its status in meeting the requirements of Section 404 of the Sarbanes-Oxley Act, and noting issues that are likely to arise if those requirements become applicable to the Company for the year ending December 31, 2004. Filed herewith is such press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

            Exhibit number         Description
            --------------         -----------

                 99.1              Press Release of June 25, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PIONEER COMPANIES, INC.


                                               By: /s/ Kent R. Stephenson
                                                   -----------------------------
                                                   Kent R. Stephenson
                                                   Vice President, Secretary and
                                                   General Counsel



Dated: June 25, 2004

                                  EXHIBIT INDEX

       Exhibit number          Description
       --------------          -----------
            99.1               Press Release of June 25, 2004